                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________________)


Filed by the Registrant  / x /

Filed by a Party other than the Registrant /   /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/x/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         INTELLIGENT SYSTEMS CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                   INTELLIGENT
                                    SYSTEMS

                              4355 SHACKLEFORD ROAD
                             NORCROSS, GEORGIA 30093
                                  770/381-2900



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Intelligent Systems Corporation (the "Company") will be held on Friday, June 12, 1998 at 4:00 p.m., local time, at the Company's offices, 4355 Shackleford Road, Norcross, Georgia, for the purpose of considering and voting upon:

            1. The election of one director to the Board of Directors to serve until the 2001 Annual Meeting.

            2. Such other matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business Friday, April 24, 1998, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

      A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. To ensure a quorum for the meeting, please sign, date and return the proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may revoke your proxy and vote in person. The Company's 1997 Annual Report to Shareholders is enclosed.

                                            By order of the Board of Directors,




                                            BONNIE L. HERRON
                                            Secretary

May 4, 1998


      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED.

                                   INTELLIGENT
                                     SYSTEMS

                              4355 SHACKLEFORD ROAD
                             NORCROSS, GEORGIA 30093

                                 PROXY STATEMENT

         FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 12, 1998

      This Proxy Statement is furnished to the shareholders of Intelligent Systems Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1998 Annual Meeting of Shareholders of the Company (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held on June 12, 1998 at the Company's offices located at 4355 Shackleford Road, Norcross, Georgia, at 4:00 p.m., local time. It is anticipated that this Proxy Statement and the accompanying proxy will be mailed to shareholders on or about May 4, 1998.


                                     VOTING

GENERAL

      The securities that can be voted at the Annual Meeting consist of Common Stock of the Company, $.01 par value per share, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on Friday, April 24, 1998. On that date the Company had outstanding and entitled to vote 5,104,467 shares of Common Stock, with each share entitled to one vote.

QUORUM

      The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. Shares which are withheld or abstain from voting will be treated as present at the Annual Meeting for purposes of determining a quorum.

PROXIES

      All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Shareholders should specify their choices with regard to the proposal to be voted upon on the accompanying proxy card. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTER TO BE VOTED UPON, THEN THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEE. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

      All proxy cards delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company at 4355 Shackleford Road, Norcross, Georgia 30093, or by executing and delivering to the Secretary a later dated proxy, or by voting in person at the Annual Meeting, except that any such revocation shall not be effective as to any matter upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

      All expenses incurred in connection with the solicitation of proxies will be borne by the Company. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. Solicitation may be undertaken by mail, telephone and personal contact by directors, officers and employees of the Company without additional compensation.

                                       -1

PRINCIPAL SHAREHOLDERS, DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

      The following table sets forth certain information concerning the only persons who are known to the Company to be beneficial owners of more than 5 percent of the Company's Common Stock as of February 28, 1998, and the ownership of the Common Stock as of that date by each director, each executive officer named in the Summary Compensation Table and by all directors and officers as a group.



                                                                                        SHARES          PERCENT
                                                                                     BENEFICIALLY          OF
BENEFICIAL OWNER                               ADDRESS                                  OWNED           CLASS A.
-------------------------------------------------------------------------------------------------------------------
J. Leland Strange                              4355 Shackleford Road                     1,304,972 b.         24.5%
   Chairman of the Board, President, CEO       Norcross, GA  30093

Wallace R. Weitz & Company c.                  1125 South 103rd St., Suite 600             550,000            10.7%
                                               Omaha, NE  68124
Donald A. McMahon                                                                            1,500                *
   Director

James V. Napier                                                                             11,100                *
   Director

John B. Peatman                                                                              1,280                *
   Director

Parker H. Petit                                                                             14,200                *
   Director

Francis A. Marks                                                                           205,000 d.          3.9%
   Vice President

J. William Goodhew, III                                                                    132,000 e.          2.5%
   Vice President

All Directors and Executive Officers                                                     1,859,609f.          32.3%
  as a Group (9 persons)

a. Except as otherwise noted, percentage is determined on the basis of 5,104,467 shares of Common Stock issued and outstanding plus securities deemed outstanding pursuant to Rule 13 d - 3 (d) (1) of the Securities Exchange Act of 1934, as amended. An asterisk indicates beneficial ownership of less than 1 percent.

b. Includes (i) 130,104 shares owned by Jane H. Strange, Mr. Strange's wife, with respect to which shares Mr. Strange may be deemed to be the beneficial owner, but as to which he disclaims any beneficial interest, and (ii) 230,000 shares reserved for issuance to Mr. Strange pursuant to stock options that were exercisable at February 28, 1998 or within sixty days of such date.

c. In a Schedule 13G filed February 11, 1998, Wallace R. Weitz and Company, an Investment Advisor registered under Section 203 of the Investment Advisers Act of 1940, reported beneficial ownership of 550,000 shares of Common Stock, all of which the firm has the sole power to vote and to dispose of.

d. Includes 170,000 shares reserved for issuance to Mr. Marks pursuant to stock options that were exercisable at February 28, 1998 or within sixty days of such date.

e. Includes 85,000 shares reserved for issuance to Mr. Goodhew pursuant to stock options that were exercisable at February 28, 1998 or within sixty days of such date.

f. Includes 655,000 shares reserved for issuance to executive officers pursuant to stock options that were exercisable at February 28, 1998 or within sixty days of such date.

ADDITIONAL INFORMATION

      The Company will furnish without charge a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1997, including financial statements and schedules, to any record or beneficial owner of its Common Stock as of April 24, 1998 who requests a copy of such report. Any request for the Form 10-K should be in writing addressed to: Bonnie L. Herron, Vice President and Secretary, Intelligent Systems Corporation, 4355 Shackleford Road, Norcross, Georgia 30093. If the person requesting the Form 10-K was not a shareholder of record on April 24, 1998, the request must include a representation that such person was a beneficial owner of Common Stock of the Company on that date. Copies of any exhibits to the Form 10-K will be furnished on request and upon the payment of the Company's expenses in furnishing such exhibits.


                 PROPOSAL NO. 1 -- THE ELECTION OF ONE DIRECTOR

NOMINEE

      At the Annual Meeting of Shareholders, one director will be elected to the Board of Directors of the Company to serve a three-year term until the 2001 Annual Meeting of Shareholders. The other directors' terms expire at the Annual Meeting of Shareholders listed below for each category of directors or until their earlier death, resignation or removal from office. Directors are elected by a plurality of the shares present and voting at the meeting. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Accordingly, shares that are withheld or abstain from voting will have no effect on the outcome of the vote. Unless contrary instructions are given, the proxies will be voted for the nominee.

      In the event that the nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors as substitute nominee, but in no event will the proxy be voted for more than one nominee. The Board of Directors has no reason to believe that the nominee will not serve if elected.

      The Board of Directors has nominated the person named below to serve as a director of the Company. The nominee is currently a director of the Company. The nominee has supplied the Company with the following information concerning his current age, other directorships, positions with the Company, principal employment and shares of Common Stock of the Company beneficially owned by such nominee as of February 28, 1998.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE ONE NOMINEE LISTED BELOW AS A DIRECTOR OF THE COMPANY.


                                                                                           SHARES OF COMMON STOCK
                                                                                             BENEFICIALLY OWNED
            NAME                AGE            POSITION / PRINCIPAL OCCUPATION               (PERCENT OF CLASS)
------------------------------ ------- ------------------------------------------------- ----------------------------
NOMINEE FOR ELECTION TO SERVE UNTIL THE 2001 ANNUAL MEETING
   John B. Peatman2.             63    Director, Professor of Electrical Engineering            1,280        *
                                       at Georgia Institute of Technology

INCUMBENT DIRECTORS ELECTED TO SERVE UNTIL THE 1999 ANNUAL MEETING

   Donald A. McMahon1.2.         67    Director, Retired                                        1,500        *
   Parker H. Petit1.             58    Chairman of the Board of Matria Healthcare, Inc.        14,200        *

INCUMBENT DIRECTORS ELECTED TO SERVE UNTIL THE 2000 ANNUAL MEETING

   James V. Napier1.2.           61    Director, Chairman of the Board of                      11,100        *
                                       Scientific-Atlanta, Inc.
   J. Leland Strange             56    Director, Chairman of the Board, President,          1,304,972      24.5%
                                       Chief Executive Officer

* Less than one percent.
1. Audit committee
2. Compensation committee

      Mr. McMahon has served as a director of the Company since 1981. He retired in 1984 from the position of President and Chief Executive Officer of Royal Crown Companies and serves as a director of Norrell Corporation and Richton International.

      Mr. Napier has served as a director since 1982. Mr. Napier is Chairman of the Board and a director of Scientific-Atlanta, Inc., a firm involved in cable television electronics and satellite-based communication networks. He also serves as a director of H.B.O. & Company, Vulcan Materials Company, Engelhard Corporation, Personnel Group of America, Inc. and Westinghouse Air Brake Company.

      Dr. Peatman has served as a director since 1979 and has been a Professor of Electrical Engineering at the Georgia Institute of Technology since 1964.

      Mr. Petit has served as a director since July 1996. Mr. Petit has served as Chairman of the Board of Matria Healthcare, Inc., an obstetrical home care and maternity management services company since March 1996. Mr. Petit was founder and Chairman of the Board of Healthdyne, Inc., Matria's predecessor, from 1970 to March 1996. He also serves as a director of Healthdyne Technologies, Inc., Healthdyne Information Enterprises, Inc., Atlantic Southeast Airlines, Inc. and Logility, Inc.

      Mr. Strange has served as President since 1983, Chief Executive Officer and Chairman of the Board of Directors since 1985, and Chief Financial Officer from November 15, 1991 to October 1995. Mr. Strange also serves as a director of IQ Software Corporation and Healthdyne Technologies, Inc.

There are no family relationships among any of the Company's directors and executive officers.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company met four times during the year ended December 31, 1997. The Audit Committee of the Board of Directors, which met once during the last fiscal year, consists of Messrs. McMahon, Napier and Petit. The Audit Committee recommends the appointment of the Company's independent auditors and meets with the auditors to review their report on the financial operations of the Company. The Board has a Compensation Committee consisting of Messrs. McMahon, Napier and Peatman which met once during the last year. The Compensation Committee reviews and makes recommendations concerning the appropriate compensation level for the officers of the Company and any changes in the Company's various benefit plans. The Plan Committee, which did not meet in 1997, is responsible for administering the 1991 Stock Option Plan. The Plan Committee has the same members as the Compensation Committee. All directors attended all of the meetings of the Committees of the Board on which they serve and at least 75 percent of the meetings of the Board of Directors.

EXECUTIVE OFFICERS

      The following information is provided about the non-director executive officers of the Company as of February 28, 1998.


 NAME                                   AGE             POSITION/PRINCIPAL OCCUPATION
 ---------------------------------------------------------------------------------------------
 Henry H. Birdsong                       39             Chief Financial Officer

 J. William Goodhew, III                 60             Vice President

 Bonnie L. Herron                        50             Vice President and Corporate Secretary

 Francis A. Marks                        64             Vice President

      Mr. Birdsong joined the Company in 1988 as Controller and Tax Manager, following six years of experience in various positions in public accounting. He was appointed Chief Financial Officer in October 1995.

      Mr. Goodhew joined the Company in January 1997 as Vice President. He was president of Peachtree Software, Inc. from 1985 through 1996.

      Mr. Marks joined the Company in May 1982 as Vice President of Product Line Programs after 26 years with IBM Corporation in a variety of managerial and executive positions. He served as Vice President and General Manager of one of the Company's former subsidiaries and was appointed Vice President in 1983.

      Ms. Herron joined the Company in 1982 as Director of Planning at a subsidiary of the Company and subsequently at the Company. She has served as Division Manager of a subsidiary and was elected Secretary in 1987 and Vice President in 1990.

The executive officers of the Company are elected annually by the Board of Directors following the annual meeting of the shareholders and serve for a term of one year or until they are removed, replaced or resign.

EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE                                                LONG TERM COMPENSATION
                                                                        ---------------------------
                                              ANNUAL COMPENSATION                 AWARDS
-------------------------------------------------------------------------------------------------------------------
            (a)                  (b)           (c)            (d)                  (g)                    (i)
                                                                                                       All Other
Name and Principal Position      Year        Salary          Bonus             Option/SARs           Compensation *
                                                $              $                    #                      $
----------------------------- ----------- -------------- -------------- --------------------------- -----------------
J. Leland Strange                1997         206,359             --                  --                  2,375
  President & CEO                1996         191,065             --             130,000                  2,375
                                 1995         152,065         39,000             130,000 1.               2,700

Francis A. Marks                 1997         122,273             --                  --                  1,834
  Vice President                 1996         122,985             --              80,000                  1,870
                                 1995          92,273         30,000              80,000 1.               2,164

J. William Goodhew, III          1997         115,385             --                  --                     --
  Vice President                 1996              --             --             100,000                     --

* Includes contributions to the respective accounts of the executive officers pursuant to the terms of the Company's Tax-Deferred Savings and Protection Plan (the "401(k) Plan"). Such amounts are fully vested.

1. Options granted in 1995 were canceled and replacement grants were made in 1996.

OPTION EXERCISES AND YEAR-END VALUES TABLE

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------------
           (a)                    (b)                (c)                    (d)                       (e)

                                                                   Number of Unexercised     Value of Unexercised
                                                                         Options at         In-the-Money Options at
                                                                           FY-End                   FY-End*
                            Shares Acquired         Value               Exercisable/             Exercisable/
Name                          on Exercise          Realized            Unexercisable             Unexercisable
                                   #                  $                      #                         $
-------------------------------------------------------------------------------------------------------------------
J. Leland Strange                  -0-                -0-                230,000/0                 683,750/0

Francis A. Marks                   -0-                -0-                170,000/0                 527,500/0

J. William Goodhew, III         15,000             25,313                 85,000/0                 143,438/0

* Based on the difference between the exercise price and the closing sales price per share for the Common Stock on December 31, 1997 of $4.625, as reported by the American Stock Exchange.

COMPENSATION OF DIRECTORS

      Non-employee directors are paid $8,000 per year plus a fee of $2,000 per meeting day. Total compensation is capped at $16,000 annually. Effective January 1, 1992, the Company adopted the Outside Directors' Retirement Plan which provides for each nonemployee director, upon resignation from the Board after reaching the age of 65, to receive a lump sum cash payment equal to $5,000 for each full year of service as a director of the Company (and its predecessors and successors) up to $50,000.

CHANGE-IN-CONTROL ARRANGEMENTS

      Effective January 1, 1992, the Company adopted the Change in Control Plan for Officers (the "Change in Control Plan") so that if control of the Company changes in the future, management would be free to act on behalf of the Company and its shareholders without undue concern for the possible loss of future compensation. A "change in control" is defined to mean either: (i) the accumulation by an unrelated person of beneficial ownership of more than 25 percent of the Company's Common Stock, (ii) the sale of all or substantially all of the Company's assets to an unrelated person, in a merger or otherwise, or
(iii) a change of control within the meaning of the rules promulgated by the Securities and Exchange Commission.

      Under the Change in Control Plan, if an officer terminates after a change in control, the officer would receive a lump sum cash payment in an amount equal to twice the total of (i) such officer's base annual salary at the time of termination, (ii) the cash value of annual benefits, and (iii) such officer's bonus for the most recent year, if any. Additionally, upon a change in control, all options shall vest and the exercise period for all options becomes the longer of (i) one year after the date of termination or (ii) the exercise period specified in the officer's option agreement. The right to such benefits would lapse one year after the occurrence of the last change in control event to occur if there were no actual termination during that period. Currently, J. Leland Strange, Francis A. Marks and Bonnie L. Herron are the only officers designated by the Board to participate in the Change in Control Plan.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for reviewing and approving compensation paid by the Company to the executive officers of the Company. The Compensation Committee reviews compensation of the executive officers annually, with input from the Chief Executive Officer. The 1991 Stock Plan Committee (the "Plan Committee") is responsible for administering the 1991 Stock Incentive Plan, including selecting individuals who will receive stock option grants and determining the timing, pricing and amounts of the options granted. The Plan Committee reviewed and granted stock options to executive officers in 1991, 1995 and 1996. Both Committees are comprised of three nonemployee directors of the Company.

      The Securities and Exchange Commission requires that all compensation committees discuss how the companies that they serve intend to deal with the newly enacted cap on the deductibility of compensation over $1 million for proxy-named executive officers. Given the Company's current level of executive compensation, it is not now necessary to consider this issue.

      The basic goal of the Company's compensation program for executive officers is to:

      - fairly compensate executive officers commensurate with their responsibilities and contribution to the Company

      - reward management for achievement of financial or other measurable goals of the Company and specified subsidiaries, where the contribution of the executive can be tied to operations under his control

      - align management's compensation with shareholder interests as measured by stock price appreciation

      In 1997, the compensation of executive officers consisted of a base salary, a cash incentive, and long-term compensation consisting of stock options. In 1996, the compensation plan included a base salary and long-term compensation consisting of stock options. In 1995, the compensation of the named executive officers included a base salary, a cash incentive plan, and long-term compensation consisting of stock options. Because the Company is not a traditional operating company with readily identifiable comparative companies, the base salary is determined by the Compensation Committee. The Committee intends the base salary to be in the median range for persons with similar experience and scope of responsibility. The Committee considers a number of subjective factors including the nature, scope and variety of responsibilities of each executive as well as the Company's financial results and condition. The Committee considers an individual executive's performance in a variety of functions which may include line responsibility for established as well as start-up companies, corporate development activities (including acquisitions and investments), completion of significant transactions, contribution to and management of the Company's minority-owned partnership businesses and other corporate functions.

      Cash incentives, when included in the compensation plan, are earned by the named executives based on achievement of specified goals of the Company as a whole or those subsidiaries or projects for which the named executive has management responsibility. Cash incentives were earned in 1995 based on a combination of achievement of performance measures at certain subsidiaries for which the individual executives had responsibility as well as overall corporate results. In 1996, a cash incentive was not part of the executives' compensation for several reasons. There were changes in responsibility during the year and a significant amount of the executives' responsibilities were with start-up subsidiaries and minority-owned companies, in which there was no direct measurable financial result which could be tied to the executive's performance. In 1997, cash incentives were part of the total compensation plan but none were earned by the named executives.

         The Company's long-term incentive compensation plan is based on the 1991 Stock Incentive Plan which is designed to reward executives for increases in the market price of the Company's stock, thus linking the interest of executives and shareholders. The Plan Committee, in its sole discretion, grants options to those individuals whose contribution is most likely to have an impact on the Company's overall performance and price of the Company's common stock. The number of options granted to an individual executive is designed to provide an adequate financial incentive over a three to five year time frame and to provide equity interest in the Company to its executives. The number of options granted to an executive officer depends upon a subjective evaluation of the individual's contribution to the Company. In 1996, the Plan Committee canceled stock options which had been granted in 1995 to executive officers and re-issued the same number of options in 1996 in order to provide favorable tax treatment of the options as incentive stock options. The canceled options had an exercise price of $2.07 per share compared to $2.25 for the replacement options. The vesting schedule of most of the options granted in 1996 was tied to increases in the trading price of the Company's common stock. Because the trading price met the vesting targets in 1997, the options became fully vested in 1997.

      It is the policy of the Company to provide executives with the same benefits provided to all other employees with respect to medical, dental, life insurance and 401(k) plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Compensation Committee reviews the compensation of the Chief Executive Officer annually. Mr. Strange, the largest shareholder of the Company, does not have an employment agreement with the Company. Since there are no directly comparable peer group companies, in setting Mr. Strange's compensation the Committee considers a number of subjective factors including the nature, scope and variety of his responsibilities, his contribution to increasing the value of the Company's minority-owned companies and the trading price of the Company stock, as well as the Company's financial results and condition. The Compensation Committee believes Mr. Strange's compensation is appropriate in consideration of the scope of Mr. Strange's position and the performance of the Company. In 1997, the increase in Mr. Strange's total compensation was in part due to Mr. Strange's contribution to increasing the value of one of the Company's investments. Mr. Strange was awarded stock options in 1991 and 1996 under the same conditions as described above for all executive officers. In determining the number of options granted, the Plan Committee considered his base salary, the number of shares owned by Mr. Strange, and the number of options granted to other executives. The Plan Committee believes the options provide a reasonable financial incentive and directly tie increases in Mr. Strange's total compensation to increases in shareholder value.


           COMPENSATION COMMITTEE                 PLAN COMMITTEE
               Donald A. McMahon                  Donald A. McMahon
               James V. Napier                    James V. Napier
               John B. Peatman                    John B. Peatman


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Messrs. McMahon, Napier and Peatman served as members of the Compensation Committee and the Plan Committee in 1997. None of these individuals is a present or former officer or employee of the Company.

PERFORMANCE GRAPH

      Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock, with the cumulative total return of the companies on the AMEX Market Value Index and the S&P Technology Sector Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
     AMONG INTELLIGENT SYSTEMS, THE S&P TECHNOLOGY SECTOR INDEX AND THE AMEX
                               MARKET VALUE INDEX


TOTAL RETURN COORDINATES

                                             Total Return - Data Summary

Research Data Group


                                      INS


                                                          Cumulative Total Return
                                        ------      ------    --------  ---------     --------    --------
                                         12/92       12/93       12/94       12/95       12/96       12/97
INTELLIGENT SYS CORP NEW      INS       100.00      110.71      121.43      121.43      171.43      278.57

AMEX MARKET VALUE             IXAX      100.00      119.52      108.63      137.32      146.10      177.20

S & P TECHNOLOGY SECTOR       ITES      100.00      123.01      143.37      206.51      292.98      369.42


























* $100 invested on 12/31/92 in stock or index - including reinvestment of dividends. Fiscal year ending December 31.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Executive officers, directors and persons owning more than ten percent of the Company's Common Stock are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended December 31, 1997, all filing requirements applicable to its executive officers, directors, and owners of more than ten percent of the Company's Common Stock were complied with in a timely manner.


                         INDEPENDENT PUBLIC ACCOUNTANTS

      Arthur Andersen LLP, Atlanta, Georgia, acted as the Company's principal independent public accountants for the fiscal year ended December 31, 1997. Representatives of Arthur Andersen LLP are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.


                 SHAREHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

      Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders should be submitted to the Secretary of the Company by certified mail, return receipt requested and must be received by the Company at its offices in Norcross, Georgia on or before December 18, 1998 to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.


                 OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

      The Board of Directors knows of no matters other than those stated above which are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Company.

                                       By order of the Board of Directors




                                       BONNIE L. HERRON
                                       Secretary

Norcross, Georgia
May 4, 1998

                                                                        APPENDIX



                        INTELLIGENT SYSTEMS CORPORATION

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned, a shareholder of common stock, $.01 par value (the "Common Stock") of Intelligent Systems Corporation, a Georgia corporation (the "Company") hereby appoints J. Leland Strange and Bonnie L. Herron, and each of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of the Company to be held on June 12, 1988 at 4:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as of the record date, April 24, 1988 as directed on the reverse, and in their discretion, upon such other matters as may come before the meeting.


                         (TO BE SIGNED ON REVERSE SIDE)



                                                              [SEE REVERSE SIDE]

[X] Please mark your
    votes as in this
    example.


ELECTION
OF          FOR    WITHHELD   NOMINEE:  John B. Peatman
DIRECTOR:   [ ]      [ ]


THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS
ARE SPECIFIED, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY






SIGNATURE(S)            DATE           SIGNATURE(S)              DATE
            ------------    ----------            --------------     ----------
NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If the signer is a corporation, the full corporate name should be signed by a duly authorized officer.